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                                                                EXHIBIT 10.24-02

                                                                  Execution Copy



                         AMENDMENT No. 2 dated as of July 31, 1997 (the
                    "Amendment"), to the CREDIT AGREEMENT dated as of February
                    ------------
                    12, 1996 (the "Credit Agreement"), among EL PASO ELECTRIC
                                  -------------------
                    COMPANY, a Texas corporation ("El Paso"), TEXAS COMMERCE
                                                 -----------
                    BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely in its capacity as trustee of the Rio Grande Resources Trust II (the "Trustee"; El Paso and the Trustee are referred to
                    ---------
                    collectively herein as the "Borrowers"), the financial
                                               -----------
                    institutions party thereto (the "Lenders") and THE CHASE
                                                    ---------
                    MANHATTAN BANK, a New York banking corporation, as issuing bank, administrative agent (in such capacity, the "Administrative Agent") and collateral agent for the
                    ----------------------
                    Lenders.



          The Borrowers have requested that restrictions on acquisitions of El Paso's capital stock contained in Section 6.06 be modified to allow the purchase or acquisition of shares of El Paso's capital stock by El Paso from members of management in amounts not exceeding $250,000 in the aggregate for any twelve-month period, and the Required Lenders are willing so to amend the Credit Agreement.

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendment to Section 6.06 of the Credit Agreement.
                      -------------------------------------------------
Section 6.06 of the Credit Agreement is hereby amended by adding after the existing paragraph (c) thereof a new paragraph (d) that reads as follows:


          (d) so long as no Default or Event of Default shall have occurred and be continuing or would occur as a result thereof, El Paso may repurchase, redeem or otherwise acquire or retire for value any shares of any class of the capital stock of El Paso or any Subsidiary of El Paso held by any member of El Paso's (or any of its Subsidiaries') management; provided, however, that the aggregate price paid for all
                      -------- --------
          such repurchased, redeemed, acquired or retired capital stock shall not exceed $250,000 in any twelve-month period, plus the aggregate cash proceeds received by
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          El Paso during such twelve-month period from the reissuance of shares of any class of the capital stock by El Paso to members of management of El Paso and its Subsidiaries.

          SECTION 2.  Conditions to Effectiveness.  This Amendment shall become
                      ---------------------------
effective as of the date first written above on the date that the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Required Lenders and the Borrowers.

          SECTION 3.  Effect of Amendment.  Except as expressly set forth
                      -------------------
herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Bank under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein.

          SECTION 4.  Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 5.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                      --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6.  Headings.  The headings of this Amendment are for purposes
                      --------
of reference only and shall not limit or otherwise affect the meaning hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                  EL PASO ELECTRIC COMPANY



                                  By:         /s/  GARY R. HEDRICK
                                      ------------------------------------------
                                      Name:   Gary R. Hedrick
                                      Title:  VP-Treasurer & CFO


                                  TEXAS COMMERCE BANK
                                  NATIONAL ASSOCIATION, not in
                                  its individual capacity, but
                                  solely in its capacity as
                                  Trustee,


                                  By:         /s/  SARAH WILSON
                                      ------------------------------------------
                                      Name:   Sarah Wilson
                                      Title:  Vice President


                                  THE CHASE MANHATTAN BANK,
                                  individually and as
                                  Administrative Agent,
                                  Collateral Agent and
                                  Issuing Bank


                                  By:         /s/  PAUL V. FARRELL
                                      ------------------------------------------
                                      Name:   Paul V. Farrell
                                      Title:  Vice President


                                  OCTAGON CREDIT INVESTORS LOAN
                                  PORTFOLIO, a unit of The Chase
                                  Manhattan Bank



                                  By:         /s/  JOYCE C. DELUCCA
                                      ------------------------------------------
                                      Name:   Joyce C. Delucca
                                      Title:  Managing Director

                                      -3-
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                                  GUARANTY FEDERAL BANK



                                  By:         /s/  MARK L. WAYNE
                                      ------------------------------------------
                                      Name:   Mark L. Wayne
                                      Title:  Vice President



                                  CREDIT LYONNAIS NEW YORK
                                  BRANCH



                                  By:         /s/  ROBERT IVOSEVICH
                                      ------------------------------------------
                                      Name:   Robert Ivosevich
                                      Title:  Sr. Vice President

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